Exhibit 32(b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the filing of this annual report on Form 10-K of Alpha Natural Resources, Inc. (the “Company”) for the period ended December 31, 2004, with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Stuebe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
      The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

/s/ David C. Stuebe

David C. Stuebe
Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: March 30, 2005